SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          June 29, 2001

TechSys, Inc.

(Exact Name of Registrant as Specified in Charter)

     New Jersey                                                                             0-24542                                                                             22-3276736

(State or Other Jurisdiction                                            (Commission File Number)                                                                (I.R.S. Employer
         Of Incorporation)                                                                                                                                                          Identification No.)

147 Columbia Turnpike, Suite 109, Florham Park, New Jersey                      07932

(Address of Principal Executive Offices)                                                        (Zip Code)

Registrant's telephone number, including area code                     (973) 236-1919

Inapplicable

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events

        On June 29, 2001, the parties to the agreement and plan of merger, dated as of April 5, 2001 (the “Merger Agreement”), by and among TechSys, Inc. (the “Company”), Newco TKSS, Inc. (“Newco”), and Fuel Cell Companies, Inc. (“FCCI”) executed an amendment to the Merger Agreement, dated as of May 29, 2001 (the “Amendment”), and, in connection with the Amendment, the Company and FCCI entered into a stock option agreement, dated as of May 29, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements.

          None.

     (b)  Pro Forma Financial Information.

         None.

     (c)  Exhibits.

        Exhibit 10.79                Amendment, dated as of May 29, 2001, to the Agreement and Plan of Merger,
                                             dated as of April 5, 2001, by and among the Company, Newco, and FCCI, and
                                             Exhibit A - Stock Option Agreement, dated as of May 29, 2001, by and between the
                                             Company and FCCI.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TECHSYS, INC.

Date:    July 2, 2001                  By:__________________________
                                           Name: Mark N. Raab
                                           Title: Secretary and
                                                   Chief Financial Officer

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EXHIBIT INDEX

        Exhibit 10.79                Amendment, dated as of May 29, 2001, to the Agreement and Plan of Merger,
                                             dated as of April 5, 2001, by and among the Company, Newco, and FCCI, and
                                             Exhibit A - Stock Option Agreement, dated as of May 29, 2001, by and between the
                                             Company and FCCI.

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